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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) February 24, 1997



                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


        Delaware                    1-10702               34-1531521
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(State or Other Jurisdiction       (Commission            (IRS Employer
      of Incorporation)            File Number)         Identification No.)



500 Post Road East, Suite 320, Westport, Connecticut                    06880
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      (Address of Principal Executive Offices)                       (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170



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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

On February 24, 1997, Terex Corporation ("Terex" or the "Company") executed an Agreement of Purchase and Sale (the "Purchase Agreement") with Simon Engineering plc and certain subsidiaries (collectively, "Simon Engineering") pursuant to which the Company has agreed to acquire the industrial businesses of Simon Access division ("Simon Access Division") from Simon Engineering for the sum of $90 million.

The Simon Access Division to be acquired consists principally of several business units in the United States and Europe which are engaged in the manufacture and sale of access equipment designed to position people and materials to work at heights. The Simon Access Division products include truck mounted aerial devices, aerial work platforms and truck mounted cranes (boom trucks) which are sold to utility companies as well as to customers in the industrial and construction markets. Specifically, Terex has agreed to acquire 100% of the outstanding common stock of (i) Simon-Telelect Inc., a Delaware corporation, (ii) Simon Aerials, Inc., a Wisconsin corporation, (iii) Sim-Tech Management Limited, a private limited company incorporated under the laws of Hong Kong, (iv) Simon Cella, S.r.l., a company incorporated under the laws of Italy, and (v) Simon Aerials Limited, a company incorporated under the laws of Ireland; and 60% of the outstanding common stock of Simon-Tomen Engineering Company Limited, a limited liability stock company organized under the laws of Japan. Not included in the businesses to be acquired are the Simon Access Division's fire fighting equipment businesses.

The consummation of the acquisition is expected to take place in April 1997 and is subject principally to (i) expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (ii) the approval of the transactions contemplated by the shareholders of Simon Engineering plc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 1997

                                    TEREX CORPORATION


                                    By: /s/ Joseph F. Apuzzo
                                        Joseph F. Apuzzo
                                        Vice President Finance and Controller
                                        (Principal Accounting Officer)